NEITHER THIS OPTION (THE "OPTION") NOR THE SHARES OF COMMON STOCK OR OTHER SECURITIES RECEIVABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. THIS OPTION AND THE SHARES OF COMMON STOCK OR OTHER SECURITIES RECEIVABLE UPON THE EXERCISE HEREOF MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED OR HYPOTHECATED, EXCEPT IN COMPLIANCE WITH THE ACT, THE RULES AND REGULATIONS THEREUNDER AND APPLICABLE STATE LAWS.

Registered Holder:	MARC W. BROWN

Certificate Number:	A5

Date of Issuance:	APRIL 12, 2007

COMMAND SECURITY CORPORATION

COMMON STOCK OPTION

This certifies that the Registered Holder is entitled to purchase from Command Security Corporation, a New York corporation (the "Company"), subject to the occurrence of certain specified time vesting criteria, at any time commencing from the Date of Issuance and ending at 11:59 p.m., New York City time, on the tenth (10th) anniversary date of the Date of Issuance hereof, at the purchase price per share (the "Exercise Price") of $3.00, an aggregate of fifty thousand (50,000) shares (the “Shares”) of Common Stock, $.0001 par value, of the Company; provided that this Option shall be exercisable only with respect to “Earned Options” as set forth in the schedule contained in Section 2 of this Option. The number of Shares purchasable upon exercise of this Option and the Exercise Price shall be subject to adjustment from time to time as set forth herein.

This Option may be exercised in whole or in part by presentation of this Option with the Exercise Agreement, a form of which is attached hereto as Exhibit I (the "Exercise Agreement"), duly executed and simultaneous payment of the Exercise Price (subject to any adjustment) at the principal office of the Company. Payment of such price shall be made at the option of the Holder hereof in cash or by certified check or bank cashier's check.

This Option is subject to the terms and conditions of the Company's 2005 Stock Incentive Plan (the "Plan"), the terms of which are hereby incorporated herein by reference. Terms used herein and not otherwise defined shall have the meanings as set forth in the Plan. In the event of any conflict between the terms of this Option and those contained in the Plan, the terms of the Plan shall determine the outcome of such conflict and shall prevail. This Option is a Non-Qualified Stock Option as determined under the Plan.

This Option is subject to the following provisions:

Section 1. Certain Definitions. When used in this Option, the following terms, when capitalized, shall have the meanings set forth below. Certain other terms are defined in the text of this Option.

1.1. "Act" means the Securities Act of 1933, as amended, and any successor law or statute thereto.

1.2. "Common Stock" means the Company's Common Stock, par value $.0001 per share.

1.3. "Company" means Command Security Corporation, a New York corporation, and any other corporation or any other entity which shall succeed to or assume the obligations of the Company.

1.4 “Conversion Shares” means the Shares of Common Stock that have been purchased upon the exercise of this Option.

1.5. "Date of Issuance" is the date set forth on the first page of this Option.

1.6. "Earned Options" means that portion of the Option Grant that has been earned as a result of the passage of time as set forth in Section 2 hereto.

1.7. "Registered Holder” or "Holder" means the person whom this Option was originally issued.

1.8. "Option Grant" means the total number of Options granted to the Holder which are each convertible into shares of Common Stock upon the attainment of specified vesting criteria set forth herein.

Section 2. Vesting Criteria.

2.1. This Option, and the Shares of Common Stock that may be purchased hereunder, shall vest with respect to one-twelfth (1/12) of the aggregate number of Shares on the Date of Issuance and on the same date of each succeeding month (and the balance, if any of the Shares that is subject to this Option may be purchased in the 12th month from the Date of Issuance), so long as the Holder is still an employee of the Company on such date. The portion of this Option that shall have so vested and become exercisable is referred to herein as the “Earned Option.”

2.2. Notwithstanding the foregoing, upon a Change of Control of the Company occurring during the Holder’s employment by the Company or during a period of 30 days thereafter, this entire Option shall vest and become exercisable. For purposes of this Agreement, a "Change in Control" shall mean:

(i) The acquisition (other than by or from the Company), at any time after the date hereof, by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (together with such common stock, "Voting Securities"); or

(ii) If the six members who comprise the Company’s Board of Directors on the Issuance Date cease for any reason to comprise a majority of the members of the Board; or

(iii) Approval by the shareholders of the Company of (x) a reorganization, merger or consolidation with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, (y) a liquidation or dissolution of the Company or (z) the sale of all or substantially all of the assets of the Company, unless the approved reorganization, merger, consolidation, liquidation, dissolution or sale is subsequently abandoned.

Section 3. Adjustments.

In order to prevent dilution of the rights granted under this Option, the Exercise Price and the number of shares of other securities to be received upon the exercise hereof shall be adjusted as set forth in the Plan.

Section 4. Exercise of Option. Upon any partial exercise of this Option, there shall be countersigned and issued to the Holder hereof a new Option in respect of the Shares as to which this Option shall not have been exercised. This Option may be exchanged at the principal office of the Company by surrender of this Option properly endorsed either separately or in combination with one or more other Options for one or more new Options of the same aggregate number of shares of Common Stock evidenced by the Option or Options exchanged. No fractional Shares will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction of a Share upon the exercise of this Option.

Section 5. Registered Holder Termination. In the event of the voluntary or involuntary termination (including by reason of death) of employment of the original Registered Holder of the Option for any reason whatsoever, all Options which have not vested pursuant to Sections 2.1 or 2.2 hereof shall expire and become void and shall no longer be exercisable, and all Shares of Common Stock received upon the exercise of this Option that are held by the Holder on the date immediately preceding such Termination shall be subject to the repurchase provisions of Section 11 hereof.

Section 6. No Voting Rights. This Option will not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

Section 7. Section 83(b) Election. If as a result of exercising all or any part of this Option, the Holder receives shares that are subject to a "substantial risk of forfeiture" and are not "transferable" as those terms are defined for purposes of Section 83(a) of the Internal Revenue Code, then such Holder may elect under Section 83(b) of the Internal Revenue Code to include in the Holder's gross income, for the Holder's taxable year in which the shares are transferred to the Holder, the excess of the fair market value of such shares at the time of transfer (determined without regard to any restriction other than one that by its terms will never lapse), over the amount paid for the shares. If the Holder makes the Section 83(b) election described above, the Holder shall (i) make such election in a manner that is satisfactory to the Committee, (ii) provide the Company with a copy of such election, (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (iv) agree to such tax withholding as the Company may reasonably require in its sole and absolute discretion.

Section 8. No Right to Employment. This Option shall not confer upon the Holder any right to employment.

Section 9. Compliance with the Act; Transferability.

9.1. Compliance with the Act. The Holder acknowledges that neither this Option nor the shares of Common Stock issuable upon exercise of this Option have been registered under the Act or the securities laws of any state and agrees that this Option and all shares purchased upon exercise hereof shall be disposed of only in accordance with the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder and applicable state securities laws. Except as provided herein, the Holder further agrees not to offer, sell, transfer or otherwise dispose of this Option or any shares issuable upon exercise of this Option to any other person unless a registration statement covering the sale, transfer or other disposition shall then be effective under the Act and except in compliance with any applicable state securities laws, or there shall have been delivered to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such offer, sale, transfer or other disposition may be effected without compliance with the registration and prospectus delivery requirements of the Act and any applicable state securities laws. Each certificate evidencing shares purchased upon exercise of this Option shall bear a legend to the foregoing effect, and the Holder and any other Person to whom a certificate for shares or a new warrant is to be delivered shall be required, at or before receipt of such certificate or warrant, to execute and deliver to the Company a letter to the effect that it is acquiring the shares evidenced by such certificate or such warrant for its own account and not with a view to, or for resale in connection with, any distribution thereof.

9.2. Transferability of Options. This Option shall be transferable only on the books of the Company maintained at the principal office of the Company. The transferability of the Option is limited to the Holder's estate or family trust for which the Holder is a trustee.

Section 10. Notice of Certain Events.

10. 1. Adjustment of Exercise Price. Immediately upon any adjustment of the Exercise Price, the Company will give written notice thereof to the Holder.

10.2. Dividend Distributions, etc. The Company will give written notice to the Holder at least ten calendar days prior to the date on which the Company closes its books or takes a record (i) with respect to any dividend or distribution upon the Common Stock, and (ii) with respect to any pro rata subscription offer to holders of Common Stock (although the Company shall have no obligation to cause to occur any of the events set forth in the foregoing subparagraphs (i) or (ii)).

10.3. Other Events. The Company will give written notice to the Holder at least ten (10) calendar days prior to the date on which any dissolution, liquidation, capital reorganization, reclassification, consolidation or merger (in which the Company is not the surviving corporation) or sale of all or substantially all of the Company's assets will take place.

Section 11. Company Repurchase Rights.

(a) In the event a Holder ceases to be employed by the Company or its subsidiaries (the "Termination"), the Earned Option granted to such Holder and the Shares of Common Stock (or other securities received upon exercise of this Option received upon the exercise of Earned Options (whether held by the Holder or otherwise) shall be subject to repurchase by the Company on or after the Holder's Termination date pursuant to the terms and conditions set forth in this Section 11 (the "Repurchase Option"). The Company shall have the right, but not the obligation, to purchase all, but not less than all, the Earned Option granted or issued to the Holder for the Option Repurchase Price (as defined below) multiplied by the number of Shares of Common Stock represented by the Option(s) to be repurchased. The Company shall concurrently therewith also have the right, but not the obligation, to purchase all, but not less than all, of the Conversion Shares for the Stock Repurchase Price (as defined below) multiplied by the number of Conversion Shares to be repurchased.

(b) When and as permitted under paragraph (a) above, the Company may elect to purchase all of the Earned Options and Conversion Shares by delivering written notice (the "Repurchase Notice") to the Holder. The Repurchase Notice will set forth the number of Options and the Conversion Shares to be acquired from such Holder, the aggregate consideration to be paid for such securities and the time and place for the closing of the transaction.

(c) The closing of the purchase of the Options and Conversion Shares pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice, which date shall not be more than forty-five (45) days nor less than two (2) business days after the delivery of the Repurchase Notice. The Company will pay for the Earned Option and Conversion Shares to be purchased pursuant to the Repurchase Option by delivery of (i) a check or wire transfer of funds, (ii) a subordinated promissory note payable prior to the six (6) month anniversary of the closing of such purchase and bearing interest (payable quarterly) at a rate per annum equal to the prime rate of interest as announced by Citibank, N.A. plus 1% or (iii) both (i) and (ii), in the aggregate amount of the Option Repurchase Price and/or Stock Repurchase Price for such Earned Option or Conversion Shares. Any promissory note issued by the Company pursuant to this Section 11(c) shall be subject to any restrictive covenants under any credit agreements to which the Company is subject at the time of such purchase. The Company will be entitled to receive customary representations and warranties as to title from the sellers regarding such sale and to require all sellers' signatures be guaranteed. The Company may elect to assign its right to purchase hereunder to the shareholders of the Company (which right to purchase shall be distributed pro rata to all shareholders (other than the Holder), based upon the number of votes held by such shareholders). The other shareholders (other than the Holder) shall have the same rights and shall be subject to the same obligations as the Company to purchase the Earned Option or the Conversion Shares pursuant to the Repurchase Notice.

(d) The Option Repurchase Price and the Stock Repurchase Price shall be equal to the fair market value of the Earned Options or Conversion Shares, as the case may be, as determined by the Company’s Board of Directors in its sole and absolute discretion.

Section 12. Supplements and Amendments. The Board of Directors of Company may from time to time supplement or amend this Option in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with the Company's policies or operations.

Section 13. Notices. Except as otherwise expressly provided herein, all notices referred to in this Option will be in writing and will be delivered personally, mailed by registered or certified first class mail, return receipt requested, postage prepaid or transmitted by telegram, telecopy or telex, and will be deemed to have been given when so delivered, mailed or transmitted (a) to the Company, at its principal executive offices and (b) to the Holder of this Option, at such Holder's address as it appears in the records of the Company.

Section 14. Other. The Holder hereof may be treated by the Company and all other persons dealing with this Option as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Holder hereof as the owner for all purposes.

Section 15. Law Governing. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York.

Section 16. Interpretation. The Holder accepts this Option subject to all the terms and provisions of the Plan and this Agreement. The undersigned Holder hereby accepts as binding, conclusive and final all decisions or interpretations of the Company’s Board of Directors upon any questions arising under the Plan and this Agreement.

* * * *

IN WITNESS WHEREOF, the Company has caused this Option to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.

COMMAND SECURITY CORPORATION

By:
Name:
Title:

OPTIONEE:

Marc W. Brown

EXHIBIT I

_____________________________________

COMMON STOCK OPTION

EXERCISE AGREEMENT

TO: _____________________________	DATED: _______________

The undersigned, pursuant to the provisions set forth in the attached Option (Certificate No. __________), hereby agrees to subscribe for the purchase of ________ shares of the Common Stock covered by such Option and makes payment herewith in full therefor at the price per share provided by such Option.

By:

Name:

Address:

Witness:_____________________________

Name:_______________________________

Address:_____________________________